UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number 811-7044
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (Exact name of Registrant as specified in charter)
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/06

FORM N-CSR

Item 1.	Reports to Stockholders.

The Dreyfus Socially
Responsible
Growth Fund, Inc.

ANNUAL REPORT December 31, 2006

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Information About the Review
and Approval of the Fund’s
Investment Advisory Agreement
32	Board Members Information
34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Dreyfus Socially Responsible Growth Fund, Inc.

The Fund

A LETTER FROM THE CEO
Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio managers.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007
2

DISCUSSION OF FUND PERFORMANCE

John O’Toole and Jocelin Reed, Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2006, the fund’s Initial shares produced a 9.20% total return, and the fund’s Service shares produced a 8.96% total return.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 15.78% total return for the same period.2

Better-than-expected corporate earnings and revenue growth supported a sustained market rally over the second half of 2006, despite persistent inflationary pressures and slowing economic growth. The fund participated in the equity market’s climb to a significant degree. However, the fund’s returns underperformed the benchmark, mainly due to its emphasis on growth-oriented stocks at a time when the market favored value-oriented issues.

What is the fund’s investment approach?

The fund seeks capital growth, with current income as a secondary objective.To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we begin by using quantitative research to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate potential purchase candidates by industry or sector, to determine whether the company meets the fund’s socially responsible investment criteria.

We next select investments from those companies that we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that we consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks; however, we may emphasize different types of growth-oriented stocks and different market capitalizations within the large-capitalization range as market conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

As a group, growth-oriented stocks stood at historically attractive valuations compared to their value-oriented counterparts during the reporting period.The fund sought to take advantage of this disparity by emphasizing growth-oriented investment opportunities. However, the stock market responded to persistent inflationary pressures and greater economic uncertainties by continuing to favor value-oriented stocks, a trend that undermined the fund’s relative performance.

Still, the fund participated significantly in the market’s gains. Consumer discretionary holdings generated some of the fund’s more robust gains. For example, publisher The McGraw-Hill Companies rose on the strength of its Standard & Poor’s division, which benefited from increasing levels of capital markets activity. Media giants The Walt Disney Company and News Corp. generated strong cash flows from rising advertising revenues.Toy maker Mattel benefited from a surge in sales of its Barbie product line, and retailer Nordstrom demonstrated in-store sales growth plus an expanding on-line presence. Gains in these areas more than made up for weakness in other consumer holdings, such as Advance Auto Parts and Home Depot, which were sold during the reporting period, and Lowe’s.

The fund also benefited from investments in several other areas. Top performers among industrials stocks included employment and temporary staffing services provider Manpower, which prospered amid strong U.S. and international hiring trends while returning cash to shareholders through higher dividends and a share repurchase plan. In the health care sector, medical products providers, such as Baxter International and Becton, Dickinson and Company, achieved steady earnings growth. Finally, among financials stocks, the fund’s investments in brokerage firms, such as Goldman Sachs Group, gained ground due to high trading volumes and a surge in mergers-and-acquisitions activity.

On the other hand, the fund’s underweighted exposure to the traditionally value-oriented energy sector detracted from its relative performance. Energy returns were further undermined by our emphasis on producers of relatively clean-burning natural gas, such as Pioneer Natural Resources and Anadarko Petroleum, at a time when natural gas prices failed to keep pace with oil prices. In the technology area, computer maker Dell encountered unexpectedly strong competitive pressures during a weak point in its product cycle.

4

What is the fund’s current strategy?

In response to rising interest rates and other economic fundamentals, in August 2006 the fund began shifting to a more neutral balance between growth- and value-oriented stocks.As of the end of the reporting period, the fund’s exposure to traditionally value-oriented banks and other financial institutions is closer to that of the benchmark. Conversely, we have reduced the fund’s exposure to growth-oriented technology, health care and consumer cyclical stocks. We believe that these shifts position the fund for today’s more uncertain economic environment.

Can you highlight some of the fund’s socially responsible investing activities?

The quality of a company’s employee relations and its success in providing equal employment opportunities are fundamental to the fund’s socially responsible investment criteria. Retailer Nordstrom meets these criteria by virtue of having been cited as one of Fortune Magazine’s Best Places to Work for its compensation system, its practice of promoting from within, and the latitude for decision-making it offers employees. Toy maker Mattel has developed micro-business units offering management opportunities to emerging market employees, and has established relatively strong employment guidelines and standards for its foreign subcontractors. In doing so, the company has earned a reputation as a leader in the education and development of its international workforce. For further information regarding the fund’s approach to socially responsible investing, please consult the fund’s prospectus.

January 16, 2007
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns as of	12/31/06

	1 Year	5 Years	10 Years

Initial shares	9.20%	1.47%	4.83%
Service shares	8.96%	1.23%	4.66%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially
Responsible Growth Fund, Inc. on 12/31/96 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.
6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the fund’s Initial shares from their inception date through December 30, 2000, and the performance of the fund’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2006 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.45	$ 5.77
Ending value (after expenses)	$1,103.20	$1,101.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.28	$ 5.55
Ending value (after expenses)	$1,020.97	$1,019.71

† Expenses are equal to the fund’s annualized expense ratio of .84% for Initial shares and 1.09% for Service shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2006
Common Stocks—99.3%	Shares	Value ($)

Consumer Cyclical—8.2%
Bed Bath & Beyond	82,850 [a]	3,156,585
Costco Wholesale	83,950	4,438,436
Darden Restaurants	74,000	2,972,580
Lowe’s Cos.	90,900	2,831,535
Nordstrom	110,600	5,457,004
Office Depot	67,350 [a]	2,570,750
Target	118,400	6,754,720
TJX Cos.	120,250	3,429,530
		31,611,140
Consumer Hard Goods—1.4%
Mattel	240,550	5,450,863
Consumer Staples—8.7%
Avon Products	78,800	2,603,552
General Mills	60,700	3,496,320
Kimberly-Clark	70,300	4,776,885
PepsiCo	216,550	13,545,202
Procter & Gamble	139,950	8,994,587
		33,416,546
Financial—21.9%
Bank of America	182,750	9,757,022
Capital One Financial	82,000	6,299,240
Chubb	48,200	2,550,262
CIT Group	42,500	2,370,225
Comerica	67,550	3,963,834
Genworth Financial, Cl. A	81,800	2,798,378
Goldman Sachs Group	46,100	9,190,035
Hartford Financial Services Group	34,600	3,228,526
IntercontinentalExchange	19,100 [a]	2,060,890
KeyCorp	79,800	3,034,794
Lincoln National	40,200 [b]	2,669,280
National City	62,100	2,270,376
Northern Trust	67,650	4,105,679
NYSE Group	25,000 [a,b]	2,430,000
ProLogis	36,300	2,205,951
Regions Financial	106,400	3,979,360

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Safeco	68,300	4,272,165
SLM	94,400	4,603,888
St. Paul Travelers Cos.	50,100	2,689,869
U.S. Bancorp	107,500 [b]	3,890,425
Washington Mutual	86,500	3,934,885
Whitney Holding	60,800	1,983,296
		84,288,380
Health Care—14.1%
Aetna	83,250	3,594,735
Alcon	27,150	3,034,556
Amgen	57,700 [a]	3,941,487
Baxter International	100,950	4,683,070
Becton, Dickinson & Co.	68,600	4,812,290
Genzyme	77,200 [a]	4,753,976
Gilead Sciences	28,800 [a]	1,869,984
Johnson & Johnson	195,650	12,916,813
Novartis, ADR	106,700	6,128,848
Quest Diagnostics	29,600	1,568,800
WellPoint	91,400 [a]	7,192,266
		54,496,825
Industrial—9.4%
Burlington Northern Santa Fe	41,200	3,040,972
Eaton	43,100	3,238,534
Emerson Electric	233,800	10,308,242
Manpower	77,700	5,822,061
Rockwell Automation	28,750	1,756,050
Rockwell Collins	78,100	4,942,949
United Technologies	116,700	7,296,084
		36,404,892
Information/Data—9.6%
Accenture, Cl. A	101,250	3,739,162
Equifax	80,600	3,272,360
Google, Cl. A	10,000 [a]	4,604,800
McGraw-Hill Cos.	78,900	5,366,778
Moody’s	70,100	4,841,106
News, Cl. B	376,150	8,373,099

10

Common Stocks (continued)	Shares	Value ($)

Information/Data (continued)
VeriSign	83,250 [a]	2,002,163
Walt Disney	142,750	4,892,042
		37,091,510
Materials—3.2%
3M	55,600	4,332,908
Air Products & Chemicals	42,400	2,979,872
Ecolab	114,200	5,161,840
		12,474,620
Oil & Gas Producers—5.0%
Anadarko Petroleum	92,000 [b]	4,003,840
ENSCO International	56,100 [b]	2,808,366
Pioneer Natural Resources	81,300	3,226,797
Tetra Technologies	129,100 [a]	3,302,378
TODCO	67,450 [a,b]	2,304,767
XTO Energy	77,400	3,641,670
		19,287,818
Technology—15.3%
Cisco Systems	216,450 [a]	5,915,578
Danaher	61,400	4,447,816
Dell	154,100 [a]	3,866,369
EMC/Massachusetts	201,650 [a]	2,661,780
Intel	249,850	5,059,463
International Business Machines	112,700	10,948,805
Microsoft	390,800	11,669,288
National Semiconductor	125,350	2,845,445
QUALCOMM	131,050	4,952,380
Texas Instruments	226,600	6,526,080
		58,893,004
Telecommunications—.7%
Qwest Communications International	341,750 [a,b]	2,860,447
Utilities—1.8%
NiSource	117,300	2,826,930
Sempra Energy	75,400	4,225,416
		7,052,346
Total Common Stocks
(cost $340,265,317)		383,328,391

	The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Short-Term Investment—.0%	Amount ($)	Value ($)

Negotiable Bank Certificate Of Deposit;
Self-Help Credit Union,
4.86%, 3/14/07
(cost $100,000)	100,000	100,000

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,076,000)	1,076,000 [c]	1,076,000

Investment of Cash Collateral
for Securities Loaned—2.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $11,005,272)	11,005,272 [c]	11,005,272

Total Investments (cost $352,446,589)	102.5%	395,509,663
Liabilities, Less Cash and Receivables	(2.5%)	(9,600,748)
Net Assets	100.0%	385,908,915

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At December 31, 2006, the total market value of the fund’s securities on loan is $10,495,657 and the total market value of the collateral held by the fund is $11,005,272.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	21.9	Oil & Gas Producers	5.0
Technology	15.3	Short-Term/Money
Health Care	14.1	Market Investments	3.2
Information/Data	9.6	Materials	3.2
Industrial	9.4	Other	3.9
Consumer Staples	8.7
Consumer Cyclical	8.2		102.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $10,495,657)—Note 1(b):
Unaffiliated issuers	340,365,317	383,428,391
Affiliated issuers	12,081,272	12,081,272
Cash		47,991
Receivable for investment securities sold		1,243,240
Dividends and interest receivable		515,665
Receivable for shares of Common Stock subscribed		3,620
Prepaid expenses		21,005
		397,341,184

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		258,263
Liability for securities on loan—Note 1(b)		11,005,272
Payable for shares of Common Stock redeemed		43,679
Interest payable—Note 2		2,781
Accrued expenses		122,274
		11,432,269

Net Assets ($)		385,908,915

Composition of Net Assets ($):
Paid-in capital		531,521,737
Accumulated undistributed investment income—net		1,962,673
Accumulated net realized gain (loss) on investments		(190,638,569)
Accumulated net unrealized appreciation
(depreciation) on investments		43,063,074

Net Assets ($)		385,908,915

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	374,537,194	11,371,721
Shares Outstanding	13,165,029	403,064

Net Asset Value Per Share ($)	28.45	28.21

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended December 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $27,636 foreign taxes withheld at source):
Unaffiliated issuers	5,163,726
Affiliated issuers	35,365
Income from securities lending	97,522
Interest	38,664
Total Income	5,335,277
Expenses:
Investment advisory fee—Note 3(a)	3,022,201
Prospectus and shareholders’ reports	128,054
Professional fees	90,738
Custodian fees—Note 3(c)	34,573
Distribution fees—Note 3(b)	29,182
Shareholder servicing costs—Note 3(c)	16,928
Interest expense—Note 2	13,160
Directors’ fees and expenses—Note 3(d)	10,089
Loan commitment fees—Note 2	3,436
Registration fees	56
Miscellaneous	17,581
Total Expenses	3,365,998
Investment Income—Net	1,969,279

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	26,165,908
Net unrealized appreciation (depreciation) on investments	6,300,965
Net Realized and Unrealized Gain (Loss) on Investments	32,466,873
Net Increase in Net Assets Resulting from Operations	34,436,152

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	1,969,279	425,025
Net realized gain (loss) on investments	26,165,908	66,981,589
Net unrealized appreciation
(depreciation) on investments	6,300,965	(52,689,108)
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,436,152	14,717,506

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(431,631)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial shares	10,444,022	17,384,093
Service shares	875,069	1,656,359
Dividends reinvested:
Initial shares	431,631	—
Cost of shares redeemed:
Initial shares	(88,292,377)	(101,794,701)
Service shares	(2,780,990)	(3,222,562)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(79,322,645)	(85,976,811)
Total Increase (Decrease) in Net Assets	(45,318,124)	(71,259,305)

Net Assets ($):
Beginning of Period	431,227,039	502,486,344
End of Period	385,908,915	431,227,039
Undistributed investment income—net	1,962,673	425,025

Capital Share Transactions (Shares):
Initial Shares
Shares sold	387,219	695,015
Shares issued for dividends reinvested	15,986	—
Shares redeemed	(3,299,941)	(4,060,531)
Net Increase (Decrease) in Shares Outstanding	(2,896,736)	(3,365,516)

Service Shares
Shares sold	33,024	66,883
Shares redeemed	(105,261)	(129,971)
Net Increase (Decrease) in Shares Outstanding	(72,237)	(63,088)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Initial Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	26.08	25.17	23.79	18.90	26.67
Investment Operations:
Investment income—net [a]	.13	.03	.09	.02	.05
Net realized and unrealized
gain (loss) on investments	2.27	.88	1.39	4.89	(7.77)
Total from Investment Operations	2.40	.91	1.48	4.91	(7.72)
Distributions:
Dividends from investment income—net	(.03)	—	(.10)	(.02)	(.05)
Net asset value, end of period	28.45	26.08	25.17	23.79	18.90

Total Return (%)	9.20	3.62	6.21	26.00	(28.94)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83	.81	.82	.84	.80
Ratio of net expenses
to average net assets	.83	.81	.82	.84	.80
Ratio of net investment income
to average net assets	.50	.10	.38	.12	.20
Portfolio Turnover Rate	32.19	94.99	55.54	63.17	90.07

Net Assets, end of period ($ x 1,000)	374,537	418,916	488,994	521,262	456,014

[a] Based on average shares outstanding at each month end. See notes to financial statements.
16

		Year Ended December 31,

Service Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	25.90	25.06	23.69	18.84	26.59
Investment Operations:
Investment income (loss)—net [a]	.07	(.04)	.04	(.03)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	2.24	.88	1.37	4.88	(7.75)
Total from Investment Operations	2.31	.84	1.41	4.85	(7.75)
Distributions:
Dividends from investment income—net	—	—	(.04)	(.00)[b]	(.00)[b]
Net asset value, end of period	28.21	25.90	25.06	23.69	18.84

Total Return (%)	8.96	3.35	5.94	25.75	(29.14)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.06	1.06	1.09	1.03
Ratio of net expenses
to average net assets	1.08	1.06	1.06	1.09	1.03
Ratio of net investment income
(loss) to average net assets	.25	(.15)	.17	(.14)	(.01)
Portfolio Turnover Rate	32.19	94.99	55.54	63.17	90.07

Net Assets, end of period ($ x 1,000)	11,372	12,311	13,492	12,202	8,115

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment com-pany.The fund’s investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge.The new company will be called The Bank of New York Mellon Corporation.As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution

18

plan, and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are

20

secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,962,673, accumulated capital losses $190,626,597 and unrealized appreciation $43,051,102.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $67,021,381 of the carryover expires in fiscal 2009, $103,833,733 expires in fiscal 2010 and $19,771,483 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $431,631 and $0, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowing outstanding under the Facility during the period ended December 31, 2006 was approximately $237,700, with a related weighted average annualized interest rate of 5.54% .

22

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2006, Service shares were charged $29,182 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Initial shares’ average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended December 31, 2006, Initial shares were charged $16,072 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2006, the fund was charged $1,252 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2006, the fund was charged $34,573 pursuant to the custody agreement.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2006, the fund was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $247,544, Rule 12b-1 distribution plan fees $2,422, custodian fees $6,000, chief compliance officer fees $2,044 and transfer agency per account fees $253.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2006, amounted to $129,093,341 and $203,525,945, respectively.

At December 31, 2006, the cost of investments for federal income tax purposes was $352,458,561; accordingly, accumulated net unrealized appreciation on investments was $43,051,102, consisting of $51,798,615 gross unrealized appreciation and $8,747,513 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 6, 2007

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings of the Board of Directors of the fund held on July 11-12, 2006, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the fund’s Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data,

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

which included information comparing the fund’s management fee and expense ratio with a group of comparable funds and a broader group of funds that were selected by Lipper and are not required to use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group I” and “Expense Universe I,” respectively) and with a group of funds and a broader group of funds that were selected by Lipper and use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group II” and “Expense Universe II,” respectively). The fund’s portfolio managers use social screens when choosing securities for the fund’s portfolio, as described in the fund’s prospectus. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select each Expense Group and Expense Universe.

The Board reviewed the results of the comparisons for each Expense Group and Expense Universe.The Board reviewed the range of management fees and expense ratios of the funds in each Expense Group and Expense Universe, and noted that the expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the third quintile of Expense Group I (comparable to the median) and in the second quintile of Expense Universe I (below the median), and ranked in the fourth quintile (above the median) of Expense Group II and in the third quintile (above the median) of Expense Universe II. The Board also noted that the expense ratio of the fund’s Service shares (which are subject to a Rule 12b-1 plan) was above the medians of each Expense Group and Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and placed significant emphasis on comparisons of performance to two groups of funds composed of the same funds included in Expense Group I and Expense Group II (“Performance Group I” and “Performance Group II,” respectively) and to two corresponding broader groups of funds (“Performance Universe I” and “Performance Universe II,” respectively).The Manager also pro-

28

vided a comparison of the fund’s calendar year total returns to the returns of its benchmark index.The Board noted that the performance of the fund’s Initial shares was below the medians of Performance Group I and Performance Group II and of Performance Universe I and Performance Universe II for the reported periods ended May 31, 2006. The Board members also noted that the fund’s short-term performance was improving, based on the performance information for various periods ended June 30, 2006 that also was presented to them, and management’s efforts to improve performance in connection with its proposals, which were effective December 1, 2005, by appointing two new portfolio managers and implementing the revised investment process that the Board had requested.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with substantially similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the analysis in light of the relevant circumstances for the fund, noting that economies of scale may be realized as the fund’s assets increase and considering whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund:

  The Board concluded that the nature,extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  While the Board was concerned with the fund’s overall total return performance, the Board members noted that the fund’s short-term performance was improving.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
30

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that mater- ial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1998)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————

Clifford L. Alexander, Jr. (73) Board Member (1998)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 67

———————

Lucy Wilson Benson (79) Board Member (1998)

Principal Occupation During Past 5 Years:

• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:
  The International Executive Services Corps., Director Emeritus
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Trustee Emeritus
  Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35
32

David W. Burke (70) Board Member (2003)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (72) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (72) Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 33
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

The Fund 33

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300 Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,634 in 2005 and $27,900 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,346 in 2005 and $8,743 in 2006. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h) and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,127 in 2005 and $4,356 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4 in 2005 and $5 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $758,091 in 2005 and $383,726 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.
By:	/s/ J. David Officer
J. David Officer
President

Date:	February 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 14, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 14, 2007

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)